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                                                                    EXHIBIT 99.2

                          BRUCKNER SUPPLY COMPANY, INC.
                        Unaudited Condensed Balance Sheet



                                                                                                                    JUNE 30
                                                                                                                       1998
       -----------------------------------------------------------------------------------------------------------------------

                                                 ASSETS
       CURRENT ASSETS
       Cash                                                                                                        $539,327
       Debt securities                                                                                              753,554
       Accounts receivable                                                                                       33,441,794
       Inventories                                                                                                3,335,230
       Prepaid expenses and other current assets                                                                    826,587
                                                                                                                --------------
            Total current assets                                                                                 38,896,492

       Property and equipment, net                                                                                  358,994
       Due from affiliates                                                                                            4,911
                                                                                                                --------------
            Total assets                                                                                        $39,260,397
                                                                                                                ==============

                                  LIABILITIES AND STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES
       Accounts payable                                                                                         $23,400,522
       Bank overdraft                                                                                             3,476,490
       Other current liabilities                                                                                    923,587
                                                                                                                --------------
            Total current liabilities                                                                            27,800,599

       STOCKHOLDERS' EQUITY
       Common stock                                                                                                   7,500
       Additional paid-in capital                                                                                 2,022,843
       Retained earnings                                                                                          9,417,697
       Net unrealized holding gains on
            available-for-sale securities                                                                            11,758
                                                                                                                --------------
            Total stockholders' equity                                                                           11,459,798
                                                                                                                --------------
            Total liabilities and stockholders' equity                                                          $39,260,397
                                                                                                                ==============

          See the accompanying Notes to Condensed Financial Statements.



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

                          BRUCKNER SUPPLY COMPANY, INC.
                     Unaudited Condensed Statement of Income

                                                                                          SIX MONTHS ENDED
                                                                                              JUNE 30
                                                                                       1998            1997
---------------------------------------------------------------------------------------------------------------

Net sales                                                                          $132,014,762    $113,140,125
Cost of sales                                                                       118,414,945     104,822,756
                                                                                   --------------  -------------
   Gross profit                                                                      13,599,817       8,317,369

Operating expenses                                                                    6,045,525       4,125,700
                                                                                   --------------  -------------
   Operating income                                                                   7,554,292       4,191,669

Investment and other income
   Investment income, net                                                               214,000         390,000
   Other income                                                                          18,456          10,101
                                                                                   --------------  -------------
                                                                                        232,456         400,101

   Income before income taxes                                                         7,786,748       4,591,770

   Provision for income taxes                                                             6,766             197
                                                                                   --------------  -------------
   Net income                                                                        $7,779,982      $4,591,573
                                                                                   ==============  =============

          See the accompanying Notes to Condensed Financial Statements.



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                          BRUCKNER SUPPLY COMPANY, INC.
                   Unaudited Condensed Statement of Cash Flow

                                                                                          SIX MONTHS ENDED
                                                                                              JUNE 30
                                                                                        1998            1997
----------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                           $7,779,982      $4,591,573
Adjustment to reconcile net income to cash from
   operating activities
   Depreciation and amortization                                                         50,913          57,733
   Net realized gain on sale of debt securities                                         (81,665)        (86,165)
   Increase in:
      Accounts receivable                                                           (11,397,079)    (10,832,178)
      Inventories                                                                    (1,139,953)       (760,604)
      Prepaid and other current assets                                                 (699,963)          2,749
   Increase in:
      Accounts payable and accrued expenses                                           5,166,615       6,575,233
                                                                                    ---------------------------
         Net Cash Used in Operating Activities                                         (321,150)       (451,659)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                                                     (56,289)        (82,980)
Purchases of debt securities                                                         (3,298,652)    (11,427,935)
Proceeds from sales and maturities of debt securities                                10,998,240      16,699,995
Increase in due from affiliate                                                             (325)              -
                                                                                    ---------------------------
         Net Cash Provided By Financing Activities                                    7,642,974       5,189,080

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in bank overdrafts                                                  (59,958)      4,579,429
Distributions to stockholders                                                        (6,898,299)     (9,430,000)
                                                                                    ---------------------------
         Net Cash Used in Financing Activities                                       (6,958,257)     (4,850,571)
                                                                                    ---------------------------

         Net increase (decrease) in cash                                                363,567        (113,150)
         CASH:
            Beginning of year                                                           175,760         225,033
                                                                                    ---------------------------
            End of year                                                                $539,327        $111,883
                                                                                    ===========================

          See the accompanying Notes to Condensed Financial Statements


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                          BRUCKNER SUPPLY COMPANY, INC.
                   Notes to the Condensed Financial Statements


Description of Business

Bruckner Supply Company, Inc. (the "Company") is an integrated supply company whose customers are major corporations located throughout the United States. The Company's revenues include total amounts billed to customers for products sold and all other aspects of handling customers' purchasing operations.


Basis of Presentation

The unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles. The notes included herein should be read in conjunction with the audited financial statements of Bruckner (included as Exhibit 99.1 to WESCO International, Inc.'s Current Report on Form 8-K/A dated September 11, 1998).

The unaudited condensed balance sheet as of June 30, 1998, and the unaudited condensed statement of income and the unaudited condensed statement of cash flows for the six months ended June 30, 1998 and 1997, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all adjustments necessary for the fair presentation of the results of the interim periods. All adjustments reflected in the condensed financial statements are of a normal recurring nature. Results for the interim periods presented are not necessarily indicative of the results to be expected for the full year.


Subsequent Event

On September 11, 1998, the Company sold to WESCO Distribution, Inc., substantially all of its assets and liabilities, other than cash, debt securities, amounts due from affiliates, certain equipment and prepaid expenses and bank overdraft.



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